Exhibit 10.05

SECOND AMENDMENT TO
TRADING ADVISORY AGREEMENT

This Second Amendment (“Second Amendment”) to the Trading Advisory Agreement dated as of April 3, 1997, and previously amended on September 29, 2000, (as so amended, the “Agreement”) by and among JWH GLOBAL TRUST (the “Trust”), CIS INVESTMENTS, INC. (the “Managing Owner”), and JOHN W. HENRY & COMPANY, INC (the “Advisor”) is hereby made as of June 23, 2005.

WITNESSETH:

WHEREAS, the parties hereto entered in to the Agreement to set forth the terms and condition upon which the Advisor renders advisory services in connection with the Trust’s commodity interest trading activities; and

WHEREAS, the parties hereto desire to amend the Agreement to extend the term of the Agreement and reflect a change in the programs used by the Advisor;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The term of Agreement is extended hereby to June 30, 2006. This Agreement shall automatically renew on the same terms as set forth in the Agreement, as amended hereby, for additional twelve month periods, unless the Managing Owner gives the Advisor written notice at least 45 days prior to the expiration of the then current twelve month period.

2. Effective August 1, 2005, the Advisor shall begin to conduct the Trust’s commodity interest trading activities pursuant to the following trading programs of the Advisor, in the following allocations:

Financial and Metals Portfolio —30%
JWH GlobalAnalyticsR Family of Programs —30%
International foreign Exchange Program—20%
Global Financial and Energy Portfolio —20%.

The Trust and the Managing Owner acknowledge that the Advisor shall make such adjustments to existing positions held in the account of the Trust as are necessary in order to establish such allocations as of August 1, 2005.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.

JWH GLOBAL TRUST

By:CIS Investments, Inc., its Managing Owner

By:	/s/ SHAUN O’BRIEN
Name:	Shaun O’Brien
Its:	CFO

CIS INVESTMENTS, INC.

By:	/s/ ANNETTE A. CAZENAVE
Name:	Annette A. Cazenave
Its:	Vice President

JOHN W. HENRY & COMPANY, INC.

By:	/s/ MARK S. RZEPCZYNSKI
Name:	Mark S. Rzepczynski
Its:	President and Chief Investment Officer

Acknowledged and Agreed to by:

CARGILL INVESTOR SERVICES, INC.

By:	/s/
Name:
Its:

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